Exhibit 99 — Schedule of Transactions in Banro Corporation Stock Effected by Arnold T. Kondrat as the Beneficial Owner

TRANSACTIONS SHEET FOR BAA SHARES — ATK
From February 18, 2005 to April 19, 2005

Date	Amount Purchased	Amount Sold	Price Per Share(1)	Person or Entity that Effected the Transaction	How Transaction Was Effected	Where Transaction Was Effected
March 4, 2005 March 7, 2005 March 8, 2005 March 9, 2005 March 17, 2005 March 18, 2005 March 21, 2005 March 22, 2005 March 24, 2005 March 28, 2005 March 29, 2005 March 30, 2005 March 31, 2005 March 31, 2005 April 6, 2005 April 6, 2005 April 6, 2005 April 7, 2005 April 18, 2005 April 19, 2005	1,000 4,000 8,000 2,000 9,300 700 2,000 1,000 5,400 5,000 1,000 6,800 200 1,300	22,000 17,000 1,000 65,000 15,000 100,000	$4.65 $4.50 $4.50 $4.65 $4.50 $4.50 $4.50 $4.60 $5.00 $4.90 $4.99 $4.95 $4.95 $4.90 $4.99 $5.00 $4.85 $5.00 $4.95 $5.00
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Sterling Portfolio Securities Inc.(2)
Arnold T. Kondrat
Arnold T. Kondrat
Arnold T. Kondrat
Arnold T. Kondrat
Arnold T. Kondrat
				Arnold T. Kondrat
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market
Open Market

TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange
TSX Venture Exchange

	47,700	220,000

(1)	All currency figures are in Canadian Dollars.
(2)	Sterling Portfolio Securities Inc. is a corporation which is wholly owned by Mr. Kondrat.